Exhibit 99.1

                     Form of Section 906 Certification

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                AND CERTIFICATION OF CHIEF FINANCIAL OFFICER

                     PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Annual Report of Whitelight Technologies, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report"), I, Eric C. Bronk, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ Eric C. Bronk
                                   __________________________________
                                   Eric C. Bronk
                                   Chief Executive Officer and
                                   Chief Financial Officer

                                   Date:  March 27, 2003